UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    October 12, 2004

    INTERCEPT, INC.
(Exact Name of Registrant as Specified in Its Charter)

    Georgia
(State or Other Jurisdiction of Incorporation)

01-14213	58-2237359
(Commission File Number)	(IRS Employer Identification No.)

3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

    (770) 248-9600
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [X]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of a press release issued by InterCept on October 12, 2004.

Item 9.01.   Financial Statements and Exhibits.

(c)          Exhibits:

99.1	Press Release of InterCept dated October 12, 2004 announcing mailing of proxy materials for its November 8, 2004 annual meeting.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT, INC.

Dated: October 12, 2004	By: /s/ G. Lynn Boggs G. Lynn Boggs President and COO

EXHIBIT INDEX

99.1	Press Release of InterCept dated October 12, 2004 announcing mailing of proxy materials for its November 8, 2004 annual meeting.